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                                                                    EXHIBIT 10.8

                    SCHEDULE TO STOCK OPTION AGREEMENT UNDER
            HUTTIG BUILDING PRODUCTS, INC. 1999 STOCK INCENTIVE PLAN



        OPTION HOLDER          NUMBER OF SHARES      EXERCISE PRICE        DATE OF GRANT
        -------------          ----------------      --------------        -------------
George M. Dickens, Jr.              34,000          $4.29 per share     January 24, 2000

R. S. Evans                        100,000          $4.29 per share     January 24, 2000

Barry J. Kulpa                     326,000          $4.29 per share     January 24, 2000

John Mullin                         11,000          $4.29 per share     January 24, 2000


Thomas S. McHugh                    15,000          $4.40 per share     May 1, 2000


Kenneth E. Thompson                100,000          $4.73 per share     August 14, 2000


George M. Dickens, Jr.              29,400          $4.34 per share     January 22, 2001

Barry J. Kulpa                     140,000          $4.34 per share     January 22, 2001

Thomas S. McHugh                    13,500          $4.34 per share     January 22, 2001

John Mullin                         11,500          $4.34 per share     January 22, 2001

Kenneth E. Thompson                 20,000          $4.34 per share     January 22, 2001


Nick H. Varsam                      30,000          $4.85 per share        June 25, 2001
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